EXHIBIT 99.1

                             SMITHFIELD FOODS, INC.

                              200 COMMERCE STREET
                           SMITHFIELD, VIRGINIA 23430

                             LETTER OF TRANSMITTAL

                 FOR 7 5/8% SENIOR SUBORDINATED NOTES DUE 2008

                  PURSUANT TO THE PROSPECTUS DATED      , 1998

                                [EXCHANGE AGENT:
                             SUNTRUST BANK, ATLANTA

                                 By Facsimile:
                                 (404) 332-3966
                         on/after June 8 (404)240-2030

                             Confirm by telephone:
       [Telephone Number] (404)588-2191 (on/after June 8 - (404)240-1932)

                        By Registered or Certified Mail:
                             SunTrust Bank, Atlanta
                        (Address Prior to June 8, 1998)
                         58 Edgewood, Room 400 - Annex
                             Atlanta, Georgia 30303
                        (Address On/after June 8, 1998)
                               3495 Piedmont Road
                            Building 10 - Suite 810
                             Atlanta, Georgia 30305
                             Attention: Ron Painter

                          By Hand/Overnight Delivery:
                             SunTrust Bank, Atlanta
                        (Address Prior to June 8, 1998)
                         58 Edgewood, Room 400 - Annex
                             Atlanta, Georgia 30303
                        (Address On/after June 8, 1998)
                               3495 Piedmont Road
                            Building 10 - Suite 810
                            Atlanta, Georgia 30305]
                             Attention: Ron Painter

    For Information Call: [Phone No.] Prior to June 8, 1998 - (404)588-7191
                      on/after June 8, 1998 (404)240-1932

       DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS
             SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

         The undersigned acknowledges receipt of the Prospectus dated       ,
         1998 (the "Prospectus") of Smithfield Foods, Inc., a Virginia
          corporation (the "Company" or the "Issuer") and this Letter of Transmittal of 7 5/8% Senior Subordinated Notes due 2008, which may be amended from time to time (the "Letter"), which together constitute the Issuer's offer to exchange (the "Exchange
    Offer"), up to $200,000,000 in aggregate principal amount of its 7 5/8%
        Senior Subordinated Notes due 2008 (the "Exchange Notes") for up
                to $200,000,000 in aggregate principal amount of
      its outstanding 7 5/8% Senior Subordinated Notes due 2008 that were issued and sold in reliance upon an exemption from registration under the Securities Act of 1933, as amended (the "Senior
           Subordinated Notes" and, together with the Exchange Notes, the "Notes").

                  The undersigned has completed, executed and
                delivered this Letter to indicate the action he
                   or she desires to take with respect to the
                                Exchange Offer.

       All holders of Senior Subordinated Notes who wish to tender their Senior Subordinated Notes must, prior to the Expiration Date; (1)
     complete, sign, date and mail or otherwise deliver this Letter to the
      Exchange Agent, in person or to the address set forth above; and (2) tender his or her Senior Subordinated Notes or, if a tender of Senior Subordinated Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (the
      "Book-Entry Transfer Facility"), confirm such book-entry transfer (a
        "Book-Entry Confirmation"), in each case in accordance with the procedures for tendering described in the Instructions to this Letter.
         Holders of Senior Subordinate Notes whose certificates are not immediately available, or who are unable to deliver their certificates or Book-Entry Confirmation and all other documents required by this
        Letter to be delivered to the Exchange Agent on or prior to the Expiration Date, must tender their Senior Subordinated Notes according to the guaranteed delivery procedures set forth under the caption "The
    Exchange Offer -- How to Tender" in the Prospectus. (See Instruction 1).

      The Instructions included with this Letter must be followed in their entirety. Questions and requests for assistance or for additional copies of the Prospectus or this Letter may be directed to the Exchange Agent, at the address listed above, or Aaron D. Trub, Vice-President, Secretary and
        Treasurer of the Company, at (757) 365-3000, 200 Commerce Street,
                           Smithfield, Virginia 23430


             PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL, INCLUDING
                   THE INSTRUCTIONS TO THIS LETTER, CAREFULLY
                          BEFORE CHECKING ANY BOX BELOW

         Capitalized terms used in this Letter and not defined herein shall have the respective meanings ascribed to them in the Prospectus.

         List in Box 1 below the Senior Subordinated Notes of which you are the holder. If the space provided in Box 1 is inadequate, list the certificate numbers and principal amount of Senior

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

Subordinated Notes on a separate signed schedule affixed hereto.

                                      BOX 1

                    TO BE COMPLETED BY ALL TENDERING HOLDERS

--------------------------------------------------------------------------------



                                                 PRINCIPAL      PRINCIPAL AMOUNT
                                                 AMOUNT OF          OF SENIOR
NAME(S) AND ADDRESS(ES) OF     CERTIFICATE         SENIOR         SUBORDINATED
   REGISTERED HOLDER(S)       NUMBER(S) (1)     SUBORDINATED     NOTES TENDERED
(PLEASE FILL IN IF BLANK)                          NOTES



                              TOTALS:

--------------------------------------------------------------------------------
(1) Need not be completed if Senior Subordinated Notes are being tendered by book-entry transfer.

(2) Unless otherwise indicated, the entire principal amount of Senior Subordinated Notes represented by a certificate or Book-Entry Confirmation delivered to the Exchange Agent will be deemed to have been tendered. Senior Subordinated Notes tendered hereby must be in a principal amount of $1,000 and integral multiples thereof.

--------------------------------------------------------------------------------

Ladies and Gentlemen:

         Upon the terms and subject to the conditions of the Exchange Offer, the undersigned tenders to the Issuer the principal amount of Senior Subordinated Notes indicated above. Subject to, and effective upon the acceptance for exchange of the Senior Subordinated Notes tendered with this Letter, the undersigned exchanges, assigns and transfer to, or upon the order of, the Issuer all right, title and interest in and to the Senior Subordinated Notes tendered.

         The undersigned constitutes and appoints the Exchange Agent as his or her agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Issuer) with respect to the tendered Senior Subordinated Notes, with full power of substitution, to: (a) deliver certificates for such Senior Subordinated Notes; (b) deliver Senior Subordinated Notes and all accompanying evidence of transfer and authenticity to or upon the order of the Issuer upon receipt by the Exchange Agent, as the undersigned's agent, of the Exchange Notes to which the undersigned is entitled upon the acceptance by the issuer of the Senior Subordinated Notes tendered under the Exchange Offer; and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of the Senor Subordinated Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed irrevocable and coupled with an interest.

         The undersigned hereby represents and warrants that he or she has full power and authority to tender, exchange, assign and transfer the Senior Subordinated Notes tendered hereby and that the Issuer will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned will, upon request, execute and deliver any additional documents deemed by the Issuer to be necessary or desirable to complete the assignment and transfer of the Senior Subordinated Notes tendered. The undersigned has read and agrees to all of the terms of the Exchange Offer.

         The undersigned agrees that acceptance of any tendered Senior Subordinated Notes by the Issuer and the issuance of Exchange Notes in exchange therefor shall constitute performance in full by the issuer of its obligations under the Registration Rights Agreement (as defined in the Prospectus) and that, upon the issuance of the Exchange Notes, the Issuer will have no further obligations or liabilities thereunder (except in certain limited circumstances). By tendering Senior Subordinated Notes, the undersigned certifies (a) that it is not an "affiliate" of the Issuer within the meaning of Rule 405 under the Securities Act, that it is not a broker-dealer that owns Senior Subordinated Notes acquired directly from the Issuer or an affiliate of the Issuer, that it is acquiring the Exchange Notes in the ordinary course of the undersigned's business and that the undersigned has no arrangement with any person to participate in the distribution of the Exchange Notes or (b) that it is an "affiliate" (as so defined) of the Issuer or of the initial purchasers in the original offering of the Senior Subordinated Notes, and that it will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable to it.

         The undersigned acknowledges that, if it is a broker-dealer that will receive Exchange Notes for its own account, it will deliver a prospectus in connection with any resale of such Exchange Notes. By so acknowledging and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

         The undersigned understands that the Issuer may accept the undersigned's tender by delivering written notice of acceptance to the Exchange Agent, at which time the undersigned's right to withdraw such tender will terminate.

         All authority conferred or agreed to be conferred by this Letter shall survive the death or incapacity of the undersigned, and every obligation of the undersigned under this Letter shall be binding upon the undersigned's heirs, personal representatives, successors and assigns. Tenders may be withdrawn only in accordance with the procedures set forth in the Instructions contained in this Letter.

         Unless otherwise indicated under "Special Delivery Instructions" below, the Exchange Agent will deliver Exchange Notes (and, if applicable, a certificate for any Senior Subordinated Notes not tendered but represented by a certificate also encompassing Senior Subordinated Notes which are tendered) to the undersigned at the address set forth in Box 1.

         The undersigned acknowledges that the Exchange Offer is subject to the more detailed terms set forth in the Prospectus and, in case of any conflict between the terms of the Prospectus and this Letter, the Prospectus shall prevail.

[_] CHECK HERE IF TENDERED SENIOR SUBORDINATED NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

     Name of Tendering Institution: ____________________________________________

     DTC Account Number: ____________________________________________________

     Transaction Code Number: _________________________________________________

[_] CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF TENDERED SENIOR SUBORDINATED NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

     Name(s) of Registered Owner(s): ___________________________________________

     Date of Execution of Notice of Guaranteed Delivery ________________________

     Window Ticket Number (if available) _______________________________________

     Name of Institution which Guaranteed Delivery: ____________________________

     If Guaranteed Delivery is to be made by Book-Entry Transfer:

              Name of Tendering Institution: ___________________________________

              DTC Account Number ______________________________________________

              Transaction Code Number __________________________________________

[_]  CHECK HERE IF TENDERED BY BOOK-ENTRY TRANSFER AND NON-
     EXCHANGED OLD SECURITIES ARE TO BE RETURNED BY CREDITING THE
     DTC ACCOUNT NUMBER SET FORTH ABOVE.

[_] CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED THE OLD SECURITIES FOR ITS OWN ACCOUNT AS A RESULT OF MARKET MAKING OR OTHER TRADING ACTIVITIES (A "PARTICIPATING BROKER-DEALER") AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

     Name __________________________________________________________________

     Address _______________________________________________________________

             _______________________________________________________________


               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

                                      BOX 2

                                PLEASE SIGN HERE
               WHETHER OR NOT SENIOR SUBORDINATED NOTES ARE BEING
                           PHYSICALLY TENDERED HEREBY

X ______________________________________          ______________________________

X ______________________________________          ______________________________
         SIGNATURE(S) OF OWNER(S)                              DATE
         OR AUTHORIZED SIGNATORY

Area Code and Telephone Number: _______________________________________________

         This box must be signed by registered holder(s) of Senior Subordinated Notes as their name(s) appear(s) on certificate(s) for Senior Subordinated Notes, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Letter. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below. (See Instruction 3.)

Name(s) ______________________________________________________________________

______________________________________________________________________________

                                 (PLEASE PRINT)

Capacity ______________________________________________________________________

Address _______________________________________________________________________

_______________________________________________________________________________
                               (INCLUDE ZIP CODE)

Tax Identification or Social Security Number(s) _______________________________

Signature(s)          ________________________________________________________
Guaranteed by an                             (AUTHORIZED SIGNATURE)
Eligible Institution:
(If required by
Instruction 3)

                      _________________________________________________________
                                               (TITLE)

                      _________________________________________________________
                                            (NAME OF FIRM)

                                      BOX 3

                    TO BE COMPLETED BY ALL TENDERING HOLDERS

                      PAYOR'S NAME: SUNTRUST BANK, ATLANTA

SUBSTITUTE FORM W-9                     PART 1--PLEASE PROVIDE                      ______________________________
DEPARTMENT OF THE                       YOUR TIN IN THE BOX AT                          Social Security Number of
TREASURY INTERNAL                       RIGHT AND CERTIFY BY                             Employer Identification
REVENUE SERVICE                         SIGNING AND DATING BELOW.                                 Number

                                        PART 2--Check the box if you are NOT
                                        subject to back-up withholding under the provisions of Section 2406(a)(1)(C) of the Internal Revenue Code because (1) you have not been notified that you are subject to back-up withholding as a result of failure to report all interest or dividends or (2) the Internal Revenue
                                        Service has notified you that you are no longer subject to back-up withholding.
                                        [_]

                                        CERTIFICATION--UNDER THE                             PART 3--
                                        PENALTIES OF PERJURY, I
                                        CERTIFY THAT THE
                                        INFORMATION PROVIDED ON
                                        THIS FORM IS TRUE, CORRECT
                                        AND COMPLETE.

PAYOR'S REQUEST FOR TAXPAYER IDENTIFICATION NUMBER (TIN)

                                                              Check if Awaiting
                                                                        TIN [_]

                       ---------------------------------------------------------
                       SIGNATURE ____________________________ DATE _____________

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

         YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN
         PART 3 OF SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

         I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (i) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (ii) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.

Signature ______________________            Date ____________________________

Name (Please Print) __________________________________________________________

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

                   BOX 4                                                     BOX 5
      SPECIAL ISSUANCE INSTRUCTIONS                              SPECIAL DELIVERY INSTRUCTIONS
        (SEE INSTRUCTIONS 3 AND 4)                                (SEE INSTRUCTIONS 3 AND 4)
To be completed ONLY if certificates for Senior            To be completed ONLY if certificates for Senior
Subordinated Notes in a principal amount not               Subordinated Notes in a principal amount not
exchanged, or Exchange Notes, are to be issued in          exchanged, or Exchange Notes, are to be sent to
the name of someone other than the person whose            someone other than the person whose signature
signature appears in Box 2, or if Senior                   appears in Box 2 or to an address other than that
Subordinated Notes delivered by book-entry                 shown in Box 1.
transfer which are not accepted for exchange are to
be returned by credit to an account maintained at          Deliver:
the Book-Entry Transfer Facility other than the
account indicated above.                                   (check appropriate boxes)

Issue and deliver:                                         [_] Senior Subordinated Notes not tendered

(check appropriate boxes)                                  [_] Exchange Notes, to:

[_] Senior Subordinated Notes not tendered                 Name _______________________________

[_] Exchange Notes, to:                                    Address  _____________________________

                                                           ______________________________________
Name _________________________________
                      (PLEASE PRINT)                       Please complete the Substitute Form W-9 at Box 3

Address ______________________________                     Tax I.D. or Social Security Number:
                                                           __________________________________
______________________________________

Please complete the Substitute Form W-9 at Box 3

Tax I.D. or Social Security Number:

_____________________

                                  INSTRUCTIONS

                          FORMING PART OF THE TERMS AND
                        CONDITIONS OF THE EXCHANGE OFFER

         1. DELIVERY OF THIS LETTER AND CERTIFICATES. Certificates for Senior Subordinated Notes or a Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed copy of this Letter and any other documents required by this Letter, must be received by the Exchange Agent at one of its addresses set forth herein on or before the Expiration Date. The method of delivery of this Letter, certificates for Senior Subordinated Notes or a Book-Entry Confirmation, as the case may be, and any other required documents is at the election and risk of the tendering holder, but except as otherwise provided below, the delivery will be deemed made when actually received by the Exchange Agent. If delivery is by mail, the use of registered mail with return receipt requested, properly insured, is suggested.

         Holders whose Senior Subordinated Notes are not immediately available or who cannot deliver their Senior Subordinated Notes or a Book-Entry Confirmation, as the case may be, and all other required documents to the Exchange Agent on or before the Expiration Date may tender their Senior Subordinated Notes pursuant to the guaranteed delivery procedures set forth in the Prospectus. Pursuant to such procedure: (i) tender must be made by or through an Eligible Institution (as defined in the Prospectus under the caption "The Exchange Offer"); (ii) prior to the Expiration Date, the Exchange Agent must have received from the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by telegram, telex, facsimile transmission, overnight mail or hand delivery) (x) setting forth the name and address of the holder, the description of the Senior Subordinated Notes and the principal amount of Senior Subordinated Notes tendered, (y) stating that the tender is being made thereby and (z) guaranteeing that, within [three (3) New York Stock Exchange] trading days after the date of execution of such Notice of Guaranteed Delivery, this Letter together with the certificates representing the Senior Subordinated Notes or a Book-Entry Confirmation, as the case may be, and any other documents required by this Letter will be deposited by the Eligible Institution with the Exchange Agent; and (iii) the certificates for all tendered Senior Subordinated Notes or a Book-Entry Confirmation, as the case may be, as well as all other documents required by this Letter, must be received by the Exchange Agent within ten (10) New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in the Prospectus under the caption "The Exchange Offer--How to Tender."

         All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Senior Subordinated Notes will be determined by the Issuer, whose determination will be final and binding. The Issuer reserves the absolute right to reject any or all tenders that are not in proper form or the acceptance of which, in the opinion of the Issuer's counsel, would be unlawful. The Issuer also reserves the right to waive any irregularities or conditions of tender as to particular Senior Subordinated Notes. All tendering holders, by execution of this Letter, waive any right to receive notice of acceptance of their Senior Subordinated Notes.

         Neither the Issuer, the Exchange Agent nor any other person shall be obligated to give notice of defects or irregularities in any tender, nor shall any of them incur any liability for failure to give any such notice.

         2. PARTIAL TENDERS (NOT APPLICABLE TO HOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER); WITHDRAWALS. If less than the entire principal amount of any Senior Subordinated Note evidenced by a submitted certificate or by a Book-Entry Confirmation is tendered, the tendering holder must fill in the principal amount tendered in the fourth column of Box 1 above. ALL OF THE SENIOR SUBORDINATED NOTES REPRESENTED BY A CERTIFICATE OR BY A BOOK-ENTRY CONFIRMATION DELIVERED TO THE EXCHANGE AGENT WILL BE DEEMED TO HAVE BEEN TENDERED UNLESS OTHERWISE INDICATED. A certificate for Senior Subordinated Notes not tendered will be sent to the holder, unless otherwise provided in Box 5, as soon as practicable after the Expiration Date, in the event that less than the entire principal amount of Senior Subordinated Notes represented by a submitted certificate is tendered (or, in the case of Senior Subordinated Notes tendered by book-entry transfer, such non-exchanged Senior Subordinated Notes will be credited to an account maintained by the holder with the Book-Entry Transfer Facility).

         If not yet accepted, a tender pursuant to the Exchange Offer may be withdrawn prior to the Expiration Date. To be effective with respect to the tender of Senior Subordinated Notes, a notice of withdrawal must: (i) be received by the Exchange Agent before the Issuer notifies the Exchange Agent that it has accepted the tender of Senior Subordinated Notes pursuant to the Exchange Offer; (ii) specify the name of the person who tendered the Senior Subordinated Notes; (iii) contain a description of the Senior Subordinated Notes to be withdrawn, the certificate numbers shown on the particular certificate evidencing such Senior Subordinated Notes and the principal amount of Senior Subordinated Notes represented by such certificates; and (iv) be signed by the holder in the same manner as the original signature on this Letter (including any required signature guarantee).

         3.  SIGNATURES ON THIS LETTER; ASSIGNMENTS; GUARANTEE OF
SIGNATURES. If this Letter is signed by the holder(s) of Senior Subordinated Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the certificate(s) for such Senior Subordinated Notes, without alteration, enlargement or any change whatsoever.

         If any of the Senior Subordinated Notes tendered hereby are owned by two or more joint owners, all owners must sign this Letter. If any tendered Senior Subordinated Notes are held in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are names in which certificates are held.

         If this Letter is signed by the holder of record and (i) the entire principal amount of the Holder's Senior Subordinated Notes are tendered; and/or
(ii) untendered Senior Subordinated Notes, if any, are to be issued to the holder of record, then the holder of record need not endorse any certificates for tendered Senior Subordinated Notes, nor provide a separate bond power. In any other case, the holder of record must transmit a separate bond power with this Letter.

         If this Letter or any certificate or assignment is signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and proper evidence satisfactory to the Issuer of their authority to so act must be submitted, unless waived by the Issuer.

         Signatures on this Letter must be guaranteed by an Eligible Institution, unless Senior Subordinated Notes are tendered: (i) by a holder who has not completed the Box entitled "Special Issuance Instructions" or "Special Deliver Instructions" on this Letter; or (ii) for the account of an Eligible Institution. In the event that the signatures in this Letter or a notice of withdrawal, as the case may be, are required to be guaranteed, such guarantees must be by an eligible guarantor institution which is a member of The Securities Transfer Agents Medallion Program (STAMP), The New York Stock Exchanges Medallion Signature Program (MSP) or The Stock Exchanges Medallion Program
(SEMP) (collectively, "Eligible Institutions"). If Senior Subordinated Notes are registered in the name of a person other than the signer of this Letter, the Senior Subordinated Notes surrendered for exchange must be endorsed by, or be accompanied by a written instrument or instruments of transfer or exchange, in satisfactory form as determined by the Issuer, in its sole discretion, duly executed by the registered holder with the signature thereon guaranteed by an Eligible Institution.

         4. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. Tendering holders should indicate, in Box 4 or 5, as applicable, the name and address to which the Exchange Notes or certificates for Senior Subordinated Notes not exchanged are to be issued or sent, if different from the name and address of the person signing this Letter. In the case of issuance in a different name, the tax identification number of the person named must also be indicated. Holders tendering Senior Subordinated Notes by book-entry transfer may request that Senior Subordinated Notes not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such holder may designate.

         5. TAX IDENTIFICATION NUMBER. Federal income tax law requires that a holder whose tendered Senior Subordinated Notes are accepted for exchange must provide the Exchange Agent (as payor) with his or her correct taxpayer identification number ("TIN"), which, in the case of a holder who is an individual, is his or her social security number. If the Exchange Agent is not provided with the correct TIN, the holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, delivery to the holder of the Exchange Notes pursuant to the Exchange Offer may be subject to back-up withholding. (If withholding results in overpayment of taxes, a refund may be obtained.) Exempt holders (including, among other, all corporations and certain foreign individuals) are not subject to these back-up withholding and reporting requirements. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

         Under federal income tax laws, payments that may be made by the Issuer on account of Exchange Notes issued pursuant to the Exchange Offer may be subject to back-up withholding at a rate of 31%. In order to prevent back-up withholding, each tendering holder must provide his or her correct TIN by completing the "Substitute Form W-9" referred to above, certifying that the TIN provided is correct (or that the holder is awaiting a TIN) and that: (i) the holder has not been notified by the Internal Revenue Service that he or she is subject to back-up withholding as a result of failure to report all interest or dividends; or (ii) the Internal Revenue Service has notified the holder that he or she is no longer subject to back-up withholding; or (iii) certify in accordance with the Guidelines that such holder is exempt from back-up withholding. If the Senior Subordinated Notes are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for information on which TIN to report.

         6. TRANSFER TAXES. The Issuer will pay all transfer taxes, if any, applicable to the transfer of Senior Subordinated Notes to it or its order pursuant to the Exchange Offer. If, however, the Exchange Notes or certificates for Senior Subordinated Notes not exchanged are to be delivered to, or are to be issued in the name of, any person other than the record holder, or if tendered certificates are recorded in the name of any person other than the person signing this Letter, or if a transfer tax is imposed by any reason other than the transfer of Senior Subordinated Notes to the Issuer or its order pursuant to the Exchange Offer, then the amount of such transfer taxes (whether imposed on the record holder or any other person) will be payable by the tendering holder. If satisfactory evidence of payment of taxes or exemption from taxes is not submitted with this Letter, the amount of transfer taxes will be billed directly to the tendering holder.

         Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificates listed in this Letter.

         7. WAIVER OF CONDITIONS; NO CONDITIONAL TENDERS. The Issuer reserve the absolute right to amend or waive any of the specified conditions in the Exchange Offer in the case of any Senior Subordinated Notes tendered.

         No alternative, conditional, irregular or contingent tenders will be accepted.

         8. MUTILATED, LOST, STOLEN OR DESTROYED CERTIFICATES. Any holder whose certificates for Senior Subordinated Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above, for further instructions.

         9. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus or this Letter, may be directed to the .

         IMPORTANT: THIS LETTER (OR A FACSIMILE THEREOF), TOGETHER WITH CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE EXCHANGE AGENT, OR THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT, ON OR PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

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